UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 2, 2008

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Pursuant to a Prospectus Supplement dated September 3, 2008, to the Prospectus dated November 21, 2006 (the “Prospectus”), certain selling shareholders (the “Selling Shareholders”) of Lazard Ltd (the “Company”) offered 6,442,721 shares of Class A common stock, par value $0.01 per share (the “Common Stock”).  The Prospectus was filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-138855; effective automatically pursuant to Rule 462(e) of Regulation C of the Securities Act 1933, as amended) filed with the Securities and Exchange Commission on November 21, 2006.

The sale of the Common Stock was underwritten by Goldman, Sachs & Co. (“Goldman Sachs”) and Lazard Capital Markets LLC (together, the “Underwriters”), pursuant to (i) an Underwriting Agreement dated as of September 2, 2008 (the “Underwriting Agreement”) among the Company, the Selling Shareholders, Lazard Group LLC (“Lazard Group”) and Goldman Sachs, as representative of the Underwriters and (ii) a Pricing Agreement dated as of September 3, 2008 (the “Pricing Agreement”) among the Company, the Selling Shareholders and Goldman Sachs, as representative of the Underwriters.

Pursuant to the Underwriting Agreement and the Pricing Agreement, the Underwriters have the option to purchase up to an additional 715,858 shares of Common Stock from the Selling Shareholders (together with the offering of 6,442,721 shares of Common Stock by the Selling Shareholders, the “Offering”).  To the extent that this option is not exercised in full, Lazard Group, through Goldman Sachs, as agent, has agreed to separately purchase from the Selling Shareholders, at the public offering price less the underwriting discount, all of those shares covered by the option and not purchased pursuant to the option.  The Offering was approved by resolution of the Board of Directors of the Company on August 28, 2008 and is expected to close on September 9, 2008.

In addition, pursuant to the Underwriting Agreement, Lazard Group has also agreed to purchase 715,858 shares of Common Stock from the selling shareholders through Goldman Sachs, as agent, at the public offering price less the underwriting discount (the “Lazard Group Purchase”).  The Lazard Group Purchase is conditioned upon the closing of the Offering.

The preceding is a summary of the terms of the Underwriting Agreement and the Pricing Agreement, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 and the Pricing Agreement attached as Exhibit 1.2, which are incorporated herein by reference as though they were fully set forth herein.

2

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of September 2, 2008, among Lazard Ltd, the Selling Shareholders listed thereto, Lazard Group LLC, and Goldman, Sachs & Co. on behalf of each of the Underwriters.
1.2	Pricing Agreement, dated as of September 3, 2008, among Lazard Ltd, the Selling Shareholders listed thereto, and Goldman, Sachs & Co. on behalf of each of the Underwriters.

3

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD, (Registrant)

By:	/s/ Michael J. Castellano
	Name:	Michael J. Castellano
	Title:	Chief Financial Officer

Dated:  September 4, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of September 2, 2008, among Lazard Ltd, the Selling Shareholders listed thereto, Lazard Group LLC, and Goldman, Sachs & Co. on behalf of each of the Underwriters.
1.2	Pricing Agreement, dated as of September 3, 2008, among Lazard Ltd, the Selling Shareholders listed thereto, and Goldman, Sachs & Co. on behalf of each of the Underwriters.